UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15 (d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2003

PROVIDENT FINANCIAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-28304 (File number)	33-0704889 (I.R.S. Employer Identification No.)

3756 Central Avenue, Riverside, California (Address of principal executive office)		92506 (Zip Code)

Registrant's telephone number, including area code:  (909) 686-6060

(Former name or former address, if changed since last report)

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Item 5. OTHER EVENTS.

       On February 7, 2003, Provident Financial Holdings, Inc. ("Corporation") announced the retirement of Robert G. Schrader, Executive Vice President and Chief Operating Officer of Provident Savings Bank, F.S.B. ("Bank") effective March 31, 2003. Mr Schrader will continue to serve on the Board of Directors of the Corporation and the Bank through the duration of his current term.

       The Bank is conducting a search for a Chief Lending Officer; a position that will be responsible for many of the duties previously assigned to Mr. Schrader.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

            (c)    Exhibits

                    99        Corporations press release dated February 7, 2003.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 10, 2003        Provident Financial Holdings, Inc.

                                                /s/ Craig G. Blunden

                                                Craig G. Blunden
                                                Chairman, President and Chief Executive Officer
                                                (Principal Executive Officer)

                                                /s/ Donavon P. Ternes

                                                Donavon P. Ternes
                                                Chief Financial Officer
                                                (Principal Financial and Accounting Officer)

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Exhibit 99

Press Release dated February 7, 2003

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PROVIDENT Provident Financial Holdings, Inc.	PROV NASDAQ LISTED

3756 Central Ave. Riverside, CA 92506 (909) 686-6060	NEWS RELEASE

PROVIDENT FINANCIAL HOLDINGS ANNOUNCES THE RETIREMENT OF ROBERT G. SCHRADER

       Riverside, California, February 7, 2003 Provident Financial Holdings, Inc. (NASDAQ/PROV), the holding company for Provident Savings Bank, FSB, today announced the retirement of Robert G. Schrader, Executive Vice President and Chief Operating Officer effective March 31, 2003. Mr. Schrader will continue to serve on the Board of Directors of Provident Financial Holdings and Provident Savings Bank through the duration of his current term.

       Mr. Schrader began his career with Provident in 1963 and during the course of his employment has held numerous positions culminating in his election to the Board of Directors in 1995 and his appointment to Executive Vice President and Chief Operating Officer in 1996. Craig G. Blunden, President and CEO said, "Bob has been an outstanding leader and will be missed for his wisdom, drive and energy. Fortunately for us, we can continue to tap those qualities since he remains a member of our Board."

       Provident is currently conducting a search for a Chief Lending Officer; a position that will be responsible for many of the duties previously assigned to Mr. Schrader.

Forward-Looking Statement

Certain matters in this News Release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may relate to, among others, expectations of the business environment in which the Corporation operates, projections of future performance, perceived opportunities in the market, potential future credit experience, and statements regarding the Corporation's mission and vision. These forward-looking statements are based upon current management expectations, and may, therefore, involve risks and uncertainties. The Corporation's actual results, performance, or achievements may differ materially from those suggested, expressed, or implied by forward-looking statements due to a wide range of factors including, but not limited to, the general business environment, interest rates, the California real estate market, competitive conditions between banks and non-bank financial services providers, regulatory changes, and other risks detailed in the Corporation's reports filed with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the fiscal year ended June 30, 2002.

Contacts:Craig G. Blunden
Chairman, President & CEO

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